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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of MeltroniX, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 20, 2002            /s/ Robert M. Czajkowski
      --------------------       ----------------------------------------
                                 Robert M. Czajkowski
                                 President and Chief Executive Officer, Director

Date: August 20, 2002            /s/ Randal D. Siville
      --------------------       -----------------------------------------
                                 Randal D. Siville
                                 Vice President of Finance,
                                 Chief Financial Officer and Assistant Secretary
                                 (Principal Financial and Accounting Officer)